1Q 2022 Investor Update April 28, 2022

PROPRIETARY AND CONFIDENTIAL 21Q 2022 Investor Update Introduction Robert G. Burrows Vice President, Investor Relations Officer

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, certain future financial metrics and related projections and statements regarding our ability to meet such projections in the anticipated timeframe, if at all, and more specifically, statements regarding our 2022 anthrax vaccine revenues and the timing of expected deliveries of AV7909, 2022 ACAM2000 revenues and the timing of related deliveries, 2022 nasal naloxone product revenues and the impact of the generic market on NARCAN Nasal Spray and anticipated financial benefits from our financial interest in the authorized generic launched by Sandoz; 2022 other products and contracts and grants revenues and continued procurement of other products not highlighted on a standalone basis, the continuation of stable base revenues from certain multi-year MCM procurement contracts; the continued demand for naloxone products in the U.S. and Canada, pipeline progress across our R&D portfolio and ongoing advancement of the CHIKV VLP Phase 3 clinical trial, the safety and efficacy of SIAN, the anticipated level of and benefits to be derived from future capital expenditures, including capacity expansion in our CDMO program and Bayview facility modifications, future Johnson & Johnson COVID-19 vaccine requirements and guidance; future CDMO business opportunities and long-term potential of the Services segment; other long-term growth potential any other statements containing the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “targets,” “forecasts,” “estimates” and similar expressions in conjunction with, among other things, discussions of the Company’s outlook, financial performance or financial condition, financial and operation goals, strategic goals, growth strategy, product sales, government development or procurement contracts or awards, government appropriations, manufacturing capabilities, and the timing of certain regulatory approvals or expenditures are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statements speak only as of the date of the earnings press release and investor presentation, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the availability of U.S. Government funding for contracts related to procurement of our medical countermeasures, including AV7909, BioThrax and ACAM2000, among others, as well as contracts related to development of medical countermeasures, our ability to meet our commitments to continued quality and manufacturing compliance at our manufacturing facilities and the potential impact on our ability to continue production of bulk drug substance for Johnson & Johnson’s COVID-19 vaccine, the impact of a generic marketplace on NARCAN Nasal Spray and future NARCAN Nasal Spray sales, our ability to perform under our contracts with the U.S. government, including the timing of and specifications relating to deliveries, whether we will realize the full benefit of our investments in additional manufacturing and quality control systems, our ability to provide CDMO services for the development and/or manufacture of product candidates of our customers at required levels and on required timelines, our ability and the ability of our contractors and suppliers to maintain compliance with Current Good Manufacturing Practices and other regulatory obligations, our ability to obtain and maintain regulatory approvals for our product candidates and the timing of any such approvals, changes to U.S. government priorities for the strategic national stockpile, our ability to negotiate additional U.S. government procurement or follow-on contracts for our public health threat products that have expired or will be expiring, our ability to negotiate new CDMO contracts and the negotiation of further commitments or contracts related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing CDMO contracts, the outcomes associated with pending shareholder litigation and government investigations and their potential impact on our business, our ability to comply with the operating and financial covenants required by our senior secured credit facilities and our 3.875% Senior Unsecured Notes due 2028, procurement by U.S. government entities under regulatory exemptions prior to approval by the FDA and corresponding procurement by government entities outside of the United States under regulatory exemptions prior to approval by the corresponding regulatory authorities in the applicable country, the ongoing impact of the COVID-19 pandemic on our markets, operations and employees as well as those of our customers and suppliers, the impact on our revenues from and duration of declines in sales of our vaccine products that target travelers due to the reduction of international travel caused by the COVID-19 pandemic, our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria, the success of our commercialization, marketing and manufacturing capabilities and strategy, and the accuracy of our estimates regarding future revenues, expenses and capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Investors should consider this cautionary statement as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission when evaluating our forward-looking statements. Trademarks Emergent,® BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F and G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), Vivotif® (Typhoid Vaccine Live Oral Ty21a), Vaxchora® (Cholera Vaccine, Live, Oral), NARCAN® (naloxone HCI) Nasal Spray and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners. Safe Harbor Statement/Trademarks 31Q 2022 Investor Update

This presentation contains four financial measures Adjusted Net Income, Adjusted Net Income Per Diluted Share, Adjusted EBITDA (Earnings Before Interest, Taxes, and Depreciation and Amortization), and Adjusted Gross Margin, all of which are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. Adjusted Net Income reflects net income excluding the impact of certain non- cash, one-time or non-recurring expenses. Adjusted Net Income Per Diluted Share is defined as Adjusted Net Income divided by diluted shares outstanding. Adjusted EBITDA reflects net income excluding the impact of depreciation, amortization, interest expense and income taxes, excluding specified items that can be highly variable and the non-cash impact of certain accounting adjustments. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure may provide a more complete understanding of factors and trends affecting the Company’s business. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. Non-GAAP Financial Measures 41Q 2022 Investor Update

Agenda 51Q 2022 Investor Update Financial Forecast: -- FY2022 • Rich Lindahl, CFO INTRODUCTION Q&A • Bob Kramer, CEO • Rich Lindahl, CFO • Adam Havey, COO • Atul Saran, EVP, Chief Strategy and Development Officer Financial Results: -- 1Q22 vs. 1Q21 • Rich Lindahl, CFO State of the Company: 1Q22 Review • Bob Kramer, CEO

PROPRIETARY AND CONFIDENTIAL1Q 2022 Investor Update State of the Company Bob Kramer President and Chief Executive Officer 6

Key Highlights of First Quarter 2022 71Q 2022 Investor Update STATE OF THE COMPANY • Generated solid results – hit the upper end of forecasted range for total revenues, exceeded Street consensus estimates for other key performance metrics. • Commercial and MCM business lines performance reflected the strength and durability of our core Products segment. • Continued to advance our R&D pipeline programs (AV7909 BLA Submission; CHIKV VLP Phase 3; SIAN Phase 1) • Non-COVID CDMO business continued to show health and durability -- retaining current customers and garnering new business across CDMO site network – while continuing to assess overall COVID-19 vaccine requirements and the ongoing transition from pandemic emergency to normalized readiness stance. • Made progress with Bayview planned modifications and enhancements; goal of improving our ability to manufacture viral and non-viral products while further strengthening Bayview’s offerings • Remain financially strong with the resources to continue pursuing our vision of PROTECTING AND ENHANCING ONE BILLION LIVES BY 2030.

PROPRIETARY AND CONFIDENTIAL 81Q 2022 Investor Update Financial Results Richard S. Lindahl Executive Vice President and Chief Financial Officer

1Q22 Summary Points Demonstrating Business Strength 91Q 2022 Investor Update Government/MCM products business continues to provide stable base revenues from multi-year contracts – notably AV7909, ACAM2000, RSDL, BAT and VIGIV Nasal naloxone products continue to strongly battle the opioid crisis in the US and Canada R&D pipeline advancing – completion of rolling submission to FDA of AV7909 BLA and ongoing progress in recruiting for CHIKV VLP Phase 3 trial CDMO business continues to rebalance and win new non-COVID business; Bayview modifications remain on track; assessing overall COVID-19 vaccine requirements FINANCIAL RESULTS

2022 Forecast – Updated 101Q 2022 Investor Update FINANCIAL RESULTS ( $ I N M I LLI O N S ) The following product revenue metrics are reaffirmed for full year 2022. • Anthrax Vaccines $280-$300 • ACAM2000 $190-$210 • Nasal Naloxone Products $240-$310 • Other Products + Contracts and Grants $200-$260 REAFFIRMED The following metrics are temporarily suspended for full year 2022. • CDMO Revenues • Total Revenues • Adjusted Net Income • Adjusted EBITDA • Gross Margin TEMPORARILY SUSPENDED1 1. Following the recent decision by Johnson & Johnson (J&J) to suspend projecting COVID-19 vaccine sales for 2022 due to global supply surplus and vaccine hesitancy in the developing world, the Company’s 2022 revenues related to its commercial supply arrangement with J&J are uncertain. Accordingly, the indicated metrics are temporarily suspended pending further clarity on COVID-19 vaccine requirements. At the appropriate time, the Company will communicate additional information and update the overall forecast.

1 Q 2 1 Key Financial Performance Metrics 1Q22 vs. 1Q21 111Q 2022 Investor Update Total Revenues Adjusted EBITDA1 Adjusted Net Income Per Diluted Share1 Adjusted Net Income1 1. See the Appendix for a definition of non-GAAP terms and reconciliation tables. $343.0 $307.5 $1.53 $0.18 FINANCIAL RESULTS $123.5 $36.0 $83.6 $9.1 ( $ I N M I LLI O N S , E XC E PT PE R S H A R E A M O U N T S ) 1 Q 2 2 1Q21 1Q22 1Q21 1Q22 1Q21 1Q22 1Q21 1Q22

1 Q 2 1 Key Financial Performance Metrics 1Q22 vs. 1Q21 121Q 2022 Investor Update R&D SG&A Adjusted Gross Margin2Gross Margin2 1. Reflects absolute value for the indicated period expressed as a percentage of total revenues for the indicated period. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables $52.5 $46.4 FINANCIAL RESULTS $80.9 $84.8 69% 48% ( $ I N M I LLI O N S , E XC E PT PE R S H A R E A M O U N T S ) 1 Q 2 2 69% 48% 1Q21 1Q22 1Q21 1Q22 1Q21 1Q22 1Q21 1Q22 [15%1] [15%1] [24%1] [28%1]

66 67 71 70 71 03/31/21 06/30/21 09/30/21 12/31/21 03/31/22 CDMO Metrics Trends1 131Q 2022 Investor Update 1. For 1Q22, the Company is temporarily suspending disclosing CDMO Backlog as of March 31, 2022, pending further clarity on Johnson & Johnson's (J&J) COVID-19 vaccine requirements , influenced by the fact this metric includes value from the J&J contract. The Company will resume providing this metric at the appropriate time. 2. Customers is defined as a client (commercial, government, NGO) for whom the Company has performed CDMO services where there is evidence of meeting all of the following criteria: i) completion of any invoiceable project milestones in the preceding 24- month period, indicating ongoing work; ii) secured project work planned in the future, which has not yet been invoiced, capturing future work not yet indicated in the invoice record; and, iii) neither the Company nor the client having yet to formally terminate the last remaining project, thereby removing any client for whom work has fully concluded. 3. New Business Secured is defined as initial value of contracts secured as well as incremental value of existing contracts modified within the indicated period. FINANCIAL RESULTS New Business Secured3 ($ Millions) Customers2 $187 $53 $118 $54 $34 1Q21 2Q21 3Q21 4Q21 1Q22 TTM TOTAL: $259

1 Q 2 1 Segment Reporting 1Q22 vs. 1Q211 141Q 2022 Investor Update Revenue Adjusted Gross Margin $ Adjusted Gross Margin % Adjusted Gross Margin $ Adjusted Gross Margin % Revenue 1. For additional detail related to the method and specific inputs by which both revenue and adjusted gross margin are calculated, please refer to the table in the section entitled “Additional Financial Information” found in the press release issued by the Company on April 28, 2022. $137.9 $237.1 FINANCIAL RESULTS $86.4 $157.3 ( $ I N M I LLI O N S ) 1 Q 2 2 1Q21 1Q22 1Q21 1Q22 1Q21 1Q22 1Q21 1Q22 PRODUCTS SEGMENT SERVICES SEGMENT 63% 66% $183.8 $60.8 $137.1 75% ($14.8) (24)%

Balance Sheet & Cash Flow Metrics 151Q 2022 Investor Update 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $8.0M. 2. Net Debt is calculated as Total Debt minus Cash. FINANCIAL RESULTS As of March 31, 2022 For the Three Months Ended March 31, 2022 C A S H $435.8 A C C O U N T S R E C E I V A B L E $181.8 N E T D E B T P O S I T I O N 1 , 2 $405.3 O P E R A T I N G C A S H F L O W ($37.3) C A P I T A L E X P E N D I T U R E S $32.2 ( $ I N M I LLI O N S ) SHARE REPURCHASE Repurchased 1.1M shares for $52.2M, under Board authorized $250M share repurchase program; to-date aggregate repurchase of 3.8M shares for $164.7M since initiation in November 2021

Delivered another period of solid performance in our Products segment, offset by continued re- baselining of our Services segment as we move past the influence of COVID heightened activities. Key Takeaways 161Q 2022 Investor Update FINANCIAL RESULTS Continued to see significant opportunity for our CDMO offering given our existing capacity and capabilities; remain bullish on the long-term potential of the Services segment. Sustained ongoing progress in our R&D programs alongside ongoing investments in strategic capacities and capabilities. Maintained our commitment to prudent capital deployment and management of our financial profile in a disciplined manner in pursuit of our 2024 strategic goals.

PROPRIETARY AND CONFIDENTIAL 171Q 2022 Investor Update Q&A

181Q 2022 Investor Update Appendix

Reconciliation of Net Income to Adjusted Net Income – 1Q22 vs. 1Q21 191Q 2022 Investor Update APPENDIX ( $ I N M I L L I O N S , E X C E P T P E R S H A R E A M O U N T S ) T H R E E M O N T H S E N D E D M A R C H 3 1 , 2 0 2 2 2 0 2 1 S O U R C E Net income (loss) ($3.7) $69.7 Adjustments: + Non-cash amortization charges 15.1 16.0 Intangible Asset Amortization, Other Income + Changes in fair value of contingent consideration 0.5 1.1 Product COGS + Acquisition-related costs (transaction & integration) 0.4 0.2 SG&A Tax effect (3.2) (3.4) Total adjustments: $12.8 $13.9 Adjusted net income $9.1 $83.6 Adjusted net income per diluted share $0.18 $1.53

Reconciliation of Net Income to Adjusted EBITDA – 1Q22 vs. 1Q21 201Q 2022 Investor Update APPENDIX ( $ I N M I L L I O N S ) T H R E E M O N T H S E N D E D M A R C H 3 1 , 2 0 2 2 2 0 2 1 Net income (loss) ($3.7) $69.7 Adjustments: + Depreciation & amortization 30.9 28.7 + Income taxes (0.1) 15.5 + Total interest expense, net 8.0 8.3 + Changes in fair value of contingent consideration 0.5 1.1 + Acquisition-related costs (transaction & integration) 0.4 0.2 Total adjustments: $39.7 $53.8 Adjusted EBITDA $36.0 $123.5

Reconciliation of Gross Margin and Adjusted Gross Margin – 1Q22 vs. 1Q21 211Q 2022 Investor Update APPENDIX ( $ I N M I L L I O N S ) T H R E E M O N T H S E N D E D M A R C H 3 1 , 2 0 2 2 2 0 2 1 Net revenues $307.5 $343.0 - Contracts and grants revenues 9.6 21.3 Adjusted revenues $297.9 $321.7 Cost of product sales 80.3 52.6 Cost of contract development and manufacturing services 75.6 46.7 Cost of product sales and cost of contract development and manufacturing services (COGS) 155.9 99.3 - Changes in fair value of contingent consideration 0.5 1.1 Adjusted COGS $155.4 $98.2 Gross margin (adjusted revenues minus COGS) $142.0 $222.4 Gross margin % (gross margin divided by adjusted revenues) 48% 69% Adjusted gross margin (adjusted revenues minus adjusted COGS) $142.5 $223.5 Adjusted gross margin % (adjusted gross margin divided by adjusted revenues) 48% 69%

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